Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Hayward Holdings, Inc. (the “Company”) for the period ended April 3, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Eifion Jones, Senior Vice President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 18, 2021 By: /s/ Eifion Jones
    Eifion Jones
    Senior Vice President and Chief Financial Officer
    (Principal Financial and Accounting Officer)